SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                                DYNADAPT SYSTEM, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                              Dynadapt System, Inc.
                            210-E, 10200 W. 44th Ave
                              WheatRidge, CO 80002
                                 (303) 940-2090


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               August 28, 2006


Dear Shareholder:

     We cordially invite you to attend the Dynadapt System, Inc. Annual Meeting of Shareholders on August 28, 2006 @ 1:30 PM, at 7609 Ralston Road, Arvada, Colorado at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Wesley Whiting, President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record as of July 28, 2006 of Dynadapt System, Inc. ("DYDP.OB"), a Colorado corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect five directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Jaspers + Hall, PC as Independent Accountants for the annual period ending April 30, 2007.

     3.   To change the  Company's  name to a name to Sun River Energy, Inc.

     The Board of Directors has fixed the closing of business on July 28, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended April 30, 2006 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.


                                           Sincerely,

                                           /s/Wesley Whiting
                                           ------------------------------
                                           Wesley Whiting, President




                                   -----------

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                            ----------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                                DYNADAPT SYSTEM, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 August 28, 2006

     This Proxy Statement is being furnished to Shareholders of Dynadapt System Inc. ("DYDP.OB") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on August 28, 2006 and at any adjournments thereof (the "Meeting"). The Meeting will be held at 7609 Ralston Road, Arvada, Colorado, at 1:30 P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about August 17, 2006.

     We are a Colorado corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol DYDP.OB. Information about us can be found in our April 30, 2006 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on July 28, 2006, will be entitled to vote at the Annual Meeting. As of July 28, 2006, 9,518,000 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                            ------------------------

QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Wesley Whiting, President, 210-E, 10200 W. 44th Ave., WheatRidge, CO 80033.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Wesley Whiting, President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                            ----------------------

                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is five. The Board has nominated five (5) persons. At this Annual
Meeting, a Board of five (5) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


THE DIRECTOR CANDIDATES NOMINATED BY MANAGEMENT ARE:

Redgie Green, Wesley Whiting, Thomas Anderson, David Surgnier and Steve Weathers

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

     REDGIE GREEN, age 53, Secretary, Treasurer and Director, has been Secretary and Director of Dynadapt Systems, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late 2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc in 2005. He has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, inc. 2005-2006.


     WESLEY F. WHITING, Director, age 73. Mr. Whiting was President, director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-91), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000 and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000 to 2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002, and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. From October 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. 2003, 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.

                            ------------------------

THOMAS ANDERSON, age 40, presently works as a Senior Environmental Scientist for the Energy and Environmental Engineering Division of Apogen Technologies in Los Alamos, New Mexico. He earned his B.S. in Geology from Denison University and his M.S. in Environmental Science and Engineering from Colorado School of Mines. Mr. Anderson has worked for past 16 years in the environmental consulting field, providing environmental compliance, characterization and remediation services to Department of Energy, Department of Defense, and industrial clients. He formerly worked as a Senior Environmental Scientist at Concurrent Technologies Corp. from November 2000 to December 2004. From March 2000 to November 2000 he was employed as a hydrologist at Stone & Webster Engineering, Inc. From July 1998 to March 2000 he was employed by advanced Integrated Management Services as an Environmental Scientist/Engineer. From 1997 to 1998 he was a graduate research assistant at Colorado School of Mines in the Environmental Science and Engineering Program.

STEPHEN W. WEATHERS, age 44, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisitions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers also served as a director of Sun River Mining, Inc. which sought a business acquisition, 2001-2003. Mr. Weathers has been a director of Industrial Minerals, Inc. 2003 to date.

DAVID SURGNIER, age 57, Director Nominee, earned his B.S. in Mathematics in 1971 from the University of Oklahoma, his B.S. in Petroleum Engineering in 1972 from the University of Oklahoma, and his M.S. in Petroleum Engineering in 1984 from the University of Texas.

Mr. Surgnier currently serves as President/Engineer for Delta Gas Corporation and Delta Environmental since 1992. From 1986 to 1992 he was the Rocky Mountain Regional Manager for Completion Technology International of Denver, Colorado. Mr. Surgnier was the Manager of Special Projects for Texas Iron Works of Houston, Texas from 1980-1986. Mr. Surgnier was the Drilling and Production Engineer from 1972-1980 for Atlantic Richfield Oil Company located in Houston, Texas and ARCO Alaska. He is currently a contract consultant to Argonne National Laboratory for enviromental remediation.

                            ------------------------

Mr. Surgnier has 33 years experience as a Petroleum Engineer, Project and Regional Manager, Technical writer and presenter. Developer, Inventor and co-Inventor of Patented and Proprietary equipment and products, for the Petroleum and Environmental Industry. He has operated and managed projects onshore and offshore in North & South America, North Slope of Alaska, Cook Inlet of Alaska and the Middle East.

He has also drilled and completed domestic water supply wells for individuals, the Chickasaw, Choctaw and Seminole Nations, and U.S. Public Health Service. Oilfield water supply wells for Cities Service Co., Framers Energy Corporation, Botcher Gas Company, Cameron Oil Company and Phillips Petroleum Corporation. Municipal Water Supply Wells for the Cities of Stewart, McAlister, Stonewall Ada and Tribbey, Oklahoma. He has been Environmental Consultant to Environmental Resource Management, Biotreatment, Inc., Aarow Environmental, Inc., and the University of Chicago.

Mr. Surgnier has numerous Patents & Inventions and has written many professional Articles involving petroleum engineering.

     Management will devote part time to the operations of the Company, as necessary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.


                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Jaspers + Hall, PC, Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Jaspers + Hall, PC, as the Company's independent public accountants for the fiscal year ending April 30, 2007 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Jaspers + Hall , PC for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Jaspers + Hall, PC are expected to be present at the
Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Jaspers + Hall, PC as independent accountants for the Company's year ending Apri. 30, 2007.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------

                                   Proposal #3

              PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                                   NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to Sun River Energy, Inc. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation is in the best interest of our corporation, to assume a name which is not related to a defunct business attempt in the technology sector, in which the company may never again engage, and which reflects the new focus of the Company to energy exploration.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

                            ------------------------

ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, February 28, 2007, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in early June, 2007.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, July 28, 2006, the total number of common shares outstanding and entitled to vote was 9,518,833.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB is attached hereto and later filings may be obtained without charge, by writing us c/o Wesley Whiting, President, 210-E, 10200 W. 44th Ave., WheatRidge, CO 80033.


                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors. Wesley Whiting and Redgie Green are also nominees for Director for the following term.

     The directors and executive officers of the Company as of August 10, 2006 are as follows:

        Wesley Whiting, President and Director
        Redgie Green, Secretary and Director


     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each current director and officer and nominee for director of the Company for at least the past five years are as shown in the bios for nominees for director.



    NAME          AGE       POSITION WITH THE COMPANY    TERM  PERIOD OF SERVICE
    ----          ---       -------------------------    ----  -----------------

Wesley Whiting    73        President                    Annual    since 1998
                            and Director

Redgie Green      53        Secretary                    Annual    since 1998
                            And Director

                           ---------------------------
                                        8

Executive Compensation
- ------------------------
Remuneration
- -------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended April 30, 2006 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $60,000, and to all directors and officers as a group:


                            Fiscal       Annual Compensation     Awards
Name & Principal            Year       Salary         Bonus        Other Annual          Restricted       Securities
Position                    Ended      ($)            ($)          Compensation          Stock            Underlying
                            April 30                                       ($)               Award(s)         Options/
                                                                                         ($)              SARS (#)
- ----------------------------------------------------------------------------------------------------------------------------------

Wesley Whiting              2006       $0             0            0                     0                0
President/ CEO              2005       $0             0            0                     0                0
& Director                  2004       $0             0            0                     0                0

Redgie Green                2006       $0             0            0                     0                0
Secretary & Director        2005       $0             0            0                     0                0
                            2004       $0             0            0                     0                0

All Officers &              2006       $0             0            0                     0                0
Directors as a group (2)    2005       $0             0            0                     0                0
                            2004       $0             0            0                     0                0


(1) Directors are to be paid $300 per meeting attended by such director. Other than the remuneration discussed above, the Company has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, Directors or employees.

*Waived.

                                  LONG TERM COMPENSATION
                                  ----------------------
                                       Options
                        Restricted     & SARs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

Wesley Whiting           None           None         None           None
Redgie Green             None           None         None           None


Option/SAR Granted During the Last Fiscal Year
- ----------------------------------------------

     No Options were granted during the last fiscal year.


Long Term Incentive Plans/Awards in Last Fiscal Year
- ----------------------------------------------------

    None

                             ----------------------

     (1) None of the current directors of the Company will devote their full time to the management of the Company.


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently  the  Company has no stock  purchase  plans,  profit-sharing   or
thrift plans.

Options, Warrants or Rights
- ----------------------------


             Summary of Outstanding Options as of July 28, 2006

                       Award
Issued To              Date          Amount/Price    Term         Effective Date        Comments
- ---------            ----          ------------    ----         --------------        ---------
None


     TOTAL


Compensation Committee Interlocks
- ---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
- ---------------

     The Company does not have an Audit Committee. The members of the Board sit as the Audit Committee.

                            -----------------------

Code of Ethics
- --------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

 Committees and Procedures

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: Legal Counsel to Company.

                            --------------------------

PRINCIPAL HOLDERS OF VOTING SECURITIES

     a) The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, was the beneficial owner as of July 28, 2006, of more than 5% of the outstanding voting shares of the Company. Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


   Title      Name and Address
     of        of Beneficial               Amount of   Five Percent Ownership
   Class        Owner                     Beneficial       of
                                           Interest      Equity(1)
- ---------  ----------------------------  ------------  -----------
Common Stock   Wesley F. Whiting            25,000         less than 1%

Common Stock   Redginald T. Green           25,000         less than 1%

All Directors and Executive
 Officers as a Group (2 persons)            50,000         less than 1%
-----------------------------
* The beneficial owner's address is the same as the Company's principal office.


(1) With respect to the common stock, percentages shown are based upon 9,518,813 shares of common stock actually outstanding as of August 10, 2006.

     (b) The following table sets forth as of July 28, 2006, the beneficial ownership of the Company's voting shares by all current directors and executive officers of the Company as a group. Unless otherwise indicated, each person listed below has sole voting and investment power over all shares beneficially owned by him.

                 Beneficial Ownership of Officers and Directors

      Title       Name of                             Amount and        Percent
        of        Beneficial                          Nature of         of
      Class       Owner                               Beneficial        Equity
      -----       -----                               Ownership         -------
                                                      ---------
Common Stock      Robert A. Doak, Jr.                 7,333,333          77%
(Beneficially through
New Mexico Energy, LLC)

* The beneficial owner's address is the same as the Company's principal office.

                            ------------------------

Notes to the table:

     Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

     The Company's Annual Report on Form 10-KB for the year ended April 30, 2006 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

Principal Accountant Fees and Services
- --------------------------------------

     General. Jaspers + Hall, PC, CPAs ("JH") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining MJC's independence.


     Audit Fees. JH is billing the Company $7,500 for the following professional services: reviews of interim financial statements, audit of the annual financial statement of the Company for the fiscal year ended April 30, 2005 and 2006.

     Michael Johnson & Co. billed a total of $ 3,000 for the reviews in fiscal 2005.

         There were no audit related fees in 2004 or 2005. There were no tax fees or other fees in 2004 or 2005 paid to Auditors or Auditors affiliates.

         The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year, 2004 and 2005.

         All audit work was performed by the auditors' full time employees.


                            -----------------------
                                       13

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended April 30, 2006, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Dynadapt System, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                                DYNADAPT SYSTEM, INC.

                             Dated: August 15, 2006

                     By the order of the Board of Directors

                             /s/ Wesley Whiting
                             -----------------------
                 Wesley Whiting, President, CEO,  and Director


                            -------------------------

                                     BALLOT

- ------------------------------------------------------------------------------
                              Dynadapt System, Inc.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                                 (303) 422-8127


                          PROXY FOR ANNUAL MEETING OF
                         STOCKHOLDERS, August 28, 2006

     The undersigned hereby appoints Wesley Whiting proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Dynadapt System, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on August 28, 2006, at 1:30 p.m., at 7609 Ralston Road, Arvada Colorado, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of Five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees: Redgie Green, Wesley Whiting, Thomas Anderson, David Surgnier and Steve Weathers.

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

- ------------------------------------------------------------------------------

2. To ratify the appointment of Jaspers + Hall, PC as independent accountants for the period ending April 30, 2007:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to Sun River Energy, Inc. by amending the Articles of Incorporation.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________and voted hereby.

Name & Address of Shareholder

_____________________________

_____________________________

_____________________________

_____________________________
(VOID WITHOUT INFO)



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2005

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.